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                                                                      10(l)(xxi)

              1997/1998 LCI INTERNATIONAL, INC. STOCK OPTION PLAN

1.  PURPOSES.

         The 1997/1998 LCI International, Inc. Stock Option Plan (the "Plan") is intended to attract and retain the best available personnel for positions of substantial responsibility with LCI International, Inc., a Delaware corporation (the "Company"), LCI International Management Services, Inc. ("LCI"), or any other subsidiary corporations of the Company, and to provide additional incentive to such persons to exert their maximum efforts toward the success of the Company and its subsidiary corporations. The above aims will be effectuated through the granting of certain stock options ("Options"). Under the Plan, the Company may grant "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Options which are not intended to be ISOs ("Non-Qualified Options").

2.  ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by a committee (the "Committee") consisting of at least two persons, appointed by the Board of Directors of the Company (the "Board of Directors"), each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee may exercise the power and authority vested in the Board of Directors under the Plan. In administering the Plan, the Committee shall follow any general guidelines not inconsistent with the Plan established by the Board of Directors and may adopt rules and regulations for carrying out the Plan. Within the limits of the express provisions of the Plan, the Committee shall have the authority, in its discretion, to take the following actions under the Plan:

                 (a) to determine the individuals to whom, and the time or times at which, Options to purchase the Company's shares of common stock, par value $.01 per share ("Common Shares"), shall be granted, the number of Common Shares to be subject to each Option and whether such Options shall be ISOs or Non-Qualified Options;

                 (b)  to interpret the Plan;

                 (c) to prescribe, amend and rescind rules and regulations relating to the Plan;

                 (d) to determine the terms and provisions of the respective stock option agreements granting Options, including the date or dates upon which Options shall become exercisable, which terms need not be identical;

                 (e)  to accelerate the vesting of any outstanding Options;

                 (f) to delegate to the Company's Chief Executive Officer authority to take all action described under Sections 2(a), (d) and
         (e) of the Plan subject to limitations to be approved in writing, in advance, by the Committee; and





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                 (g)  to make all other determinations and take all other
         actions necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant. An individual to whom an option has been granted under the Plan is referred to herein as an "Optionee." The Committee's determinations on the matters referred to in this Section 2 shall be conclusive.

3.  SHARES SUBJECT TO THE PLAN.

         The total number of Common Shares which shall be subject to Options granted under the Plan shall not exceed 3,000,000 subject to adjustment as provided in Section 7 hereof. The Company shall at all times, while the Plan is in force, reserve such number of Common Shares as will be sufficient to satisfy the requirements of outstanding Options. The Common Shares to be issued upon exercise of Options shall be authorized and unissued or reacquired Common Shares held in treasury. The unexercised portion of any expired, terminated or canceled Option shall again be available for the grant of Options under the Plan. In addition, in no event shall any one person be granted options for more than 500,000 Common Shares during any calendar year for which the Plan is in effect, subject to adjustment as provided in Section 7 hereof.

4.  ELIGIBILITY.

         (a) Options may be granted under the Plan only to employees of the Company, LCI or to employees of any other "subsidiary corporation" (a "Subsidiary") of the Company within the meaning of Section 424(f) of the Code. The term "Company," when used in context of an Optionee's employment, shall be deemed to include Subsidiaries of the Company.

         (b) Nothing contained in the Plan shall be construed to limit the right of the Company to grant stock options otherwise than under the Plan for proper corporate purposes.

5.  TERMS OF OPTIONS.

         The terms of each Option granted under the Plan shall be determined by the Committee consistent with the provisions of the Plan, including the following:

         (a) The purchase price of the Common Shares subject to each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted; provided that such purchase price may not be less than the Fair Market Value (as determined in accordance with Section 5(h) hereof) of the Common Shares as of the date of grant.

         (b) The dates on which each Option (or portion thereof) shall be exercisable shall be fixed by the Committee, in its discretion, at the time such Option is granted.

         (c) The expiration of each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted. No Option shall be exercisable after the expiration of ten (10) years





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from the date of its grant and each Option shall be subject to earlier termination as determined by the Committee, in its discretion, at the time such Option is granted.

         (d) The exercise period following death, disability and termination of employment shall be determined by the Committee, in its discretion, at the time the option is granted.

         (e) Options shall be exercised by the delivery to the Company at its principal office or at such other address as may be established by the Committee (Attention: Corporate Treasurer) of written notice of the number of Common Shares with respect to which the Option is being exercised accompanied by payment in full of the purchase price of such shares. Unless otherwise determined by the Committee at the time of grant, payment for such shares may be made (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by delivery to the Company of Common Shares held by the Optionee for at least six months having a Fair Market Value equal to such purchase price, (iv) by irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay such purchase price and to sell the Common Shares to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Optionee or to deliver the remaining Common Shares to the Optionee, or (v) by any combination of the methods or payment described in (i) through (iv) above.

         (f) An Optionee shall not have any of the rights of a shareholder with respect to the Common Shares subject to his or her Option until such shares are issued to him or her upon the exercise of his or her Option.

         (g) Options shall not be transferable, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, and may be exercised during the lifetime of the Optionee only by him or her. No Option granted under the Plan shall be subject to execution, attachment or other process.

         (h) For purposes of the Plan, the Fair Market Value of Common Shares as of any date shall be deemed to be the mean between the highest and lowest sale prices reported on the New York Stock Exchange ("NYSE"), or the principal national securities exchange on which such Common Shares are listed and traded on the immediately preceding date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Common Shares are not quoted on the NYSE, or listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value of the Common Shares shall mean the amount determined by the Committee to be the Fair Market Value based upon a good faith attempt to value the Common Shares accurately.





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6.  SPECIAL PROVISIONS APPLICABLE TO ISOS.

         The following special provisions shall be applicable to ISOs granted under the Plan.

         (a) No ISOs shall be granted under the Plan after ten (10) years from the earlier of (i) the date the Plan is adopted, or (ii) the date the Plan is approved by the shareholders of the Company.

         (b) ISOs may not be granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any of its Subsidiaries, or any "parent corporation" (a "Parent") of the Company within the meaning of Section 424(e) of the Code.

         (c) If the aggregate Fair Market Value of the Common Shares with respect to which ISOs are exercisable for the first time by any Optionee during a calendar year (under all plans of the Company and its Parents and Subsidiaries) exceeds $100,000, such ISOs shall be treated, to the extent of such excess, as Non-Qualified Options. For purposes of the preceding sentence, the Fair Market Value of the Common Shares shall be determined at the time the ISOs covering such shares were granted.

         (d) Without prior written notice to the Company, no Common Shares acquired by an Optionee upon exercise of an ISO granted hereunder may be disposed of by the Optionee within two (2) years from the date such ISO was granted, nor within one (1) year after the transfer of such Common Shares to the Optionee; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvent proceeding, as described in Section 422(c)(3) of the Code shall not be deemed to be such a disposition. If Section 422 of the Code is amended during the term of this Plan, the Committee may modify this Plan consistently with such amendment.

7.  ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

         (a) In the event that the outstanding Common Shares are changed by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination or exchange of shares and the like, or dividends payable in Common Shares, an appropriate adjustment shall be made by the Committee in the aggregate number of shares available under the Plan, the maximum number of shares which may be granted to any one person during any calendar year, and in the number of shares and price per share subject to outstanding Options. If the Company shall be reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, an Optionee shall at the time of issuance of the stock under such corporate event be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the occurrence or any such corporate event as if he had been, immediately prior to such event, the holder of the number of Common Shares covered by his Option.





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         (b)  Any adjustment under this Section 7 in the number of Common
Shares subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

8.  FURTHER CONDITIONS OF EXERCISE.

         (a) Unless prior to the exercise of an Option, the Common Shares issuable upon such exercise are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and there is then in effect a prospectus meeting the requirements of Section 10(a)(3) of the Securities Act, the notice of exercise with respect to such Option shall be accompanied by a representation or agreement of the Optionee to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

         (b) Anything in subparagraph (a) of this Section 8 to the contrary notwithstanding, the Company shall not be obligated to issue or sell any Common Shares until they have been listed on each securities exchange on which the Common Shares may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to the qualification of an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.

9.  TERMINATION, MODIFICATION AND AMENDMENT.

         (a) The Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the date of its adoption by the Board of Directors, and no Option shall be granted after termination of the Plan. Any Option outstanding at the termination date shall remain outstanding until it either has expired or been exercised.

         (b) The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company entitled to vote thereon.

         (c) The Board of Directors of the Company may at any time terminate the Plan or from time to time make such modifications or amendments of the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company entitled to vote thereon, increase (except as provided in Section 7) the maximum number of Common Shares as to which Options may be granted under the Plan or change the class of persons eligible to receive ISOs under the Plan.





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         (d)  No termination, modification or amendment of the Plan may adversely affect the rights conferred by any Options without consent of the affected Optionee.

10.  EFFECTIVENESS OF THE PLAN.

         The Plan shall become effective upon adoption by the Board of Directors of the Company, subject to the approval by the shareholders of the Company. Options may be granted under the Plan prior to receipt of such approval, provided that, in the event such approval is not obtained, the Plan and all Options granted under the Plan shall be null and void and of no force and effect.

11.  NOT A CONTRACT OF EMPLOYMENT.

         Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any Optionee any right to remain in the employ of the Company or subsidiary corporation.

12.  GOVERNING LAW.

         The Plan shall be governed by the laws of the State of Delaware without reference to principles of conflict of law.

13.  WITHHOLDING.

         As a condition to the exercise of any Option, the Committee may require that an Optionee satisfy, through withholding from other compensation or otherwise, the full amount of all federal, state and local income and other taxes required to be withheld in connection with such exercise.

14.  APPROVED LEAVES OF ABSENCE.

         In the case of an Optionee on an approved leave of absence, the Committee may, if it determines that to do so would be in the best interests of the Company, provide in a specific case for continuation of the Options held by such Optionee during such leave of absence; such continuation to be in such terms and conditions as the Committee determines to be appropriate, except that in no event shall an option be exercisable after ten (10) years from the date it is granted.





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